===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 17, 2003
                                                         ----------------------



                                   VALHI, INC.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                     1-5467                    87-0110150
------------------------    ------------------------    -----------------------
    (State of other             (Commission File             (IRS Employer
     jurisdiction of                  Number)             Identification No.)
     incorporation)



                            5430 LBJ Freeway, Suite 1700
                                     Dallas, TX                 75240-2697
----------------------------------------------------------  -------------------
                      (Address of principal executive offices)  (Zip Code)



       Registrant's telephone number, including area code: (972) 233-1700
                                                            -------------------



 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)



 ===============================================================================

Item 9:  Regulation FD Disclosure

     On February 17, 2003, Valhi, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The furnishing of this information pursuant to Regulation FD is not an admission as to the materiality of the information included in this Current Report.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          VALHI, INC.
                                                          (Registrant)




                                         By:    /s/ A. Andrew R. Louis
                                                ----------------------------
                                                A. Andrew R. Louis
                                    Secretary




Date:  February 17, 2003

                                INDEX TO EXHIBITS


Exhibit No.  Description
-----------  -----------------------------------------------------------------

99.1         Press release dated February 17, 2003 issued by Valhi, Inc.